Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1 CONTRACT ID CODE	PAGE OF PAGES 1 | 3
2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7 ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
MODERNATX, INC 1492235 Attn: [***] MODERNATX, INC. 200 TECHNOLOGY 200 TECHNOLOGY SQ CAMBRIDGE MA 021393578		9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50120C00034
CODE 1492235	FACILITYCODE	10B. DATED (SEE ITEM 13) 04/03/2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers    ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE		A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTALAGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X		D. OTHER (Specify type of modification and authority) FAR 43.103(a)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 27-0226313
DUNS Number: 069723520
The purpose of this modification is to
1)Identify the batches/lots and doses that have been transferred from Moderna [***] to CDC or designee [***] and
2)Establish when PPQ activities become outside of the scope of this contract and will not be funded by BARDA.
This modification is not a funding action. All other contract terms and conditions remain unchanged.
Period of Performance: 04/03/2020 to 08/31/2023
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER/Type or print) [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED 2/16/2021	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED
Previous edition unusable		STANDARD FORM 30 (REV 11/2016) Prescribed by GSA FAR(48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50120C00034/P00006				PAGE OF 2 | 3
NAME OF OFFEROR OR CONTRACTOR MODERNATX, INC 1492235
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Change Item 2 to read as follows (amount shown is tie obligated amount):
2	Base CLIN 0002 - Development of mRNA vaccine to BLA				0.00
Accounting Info:
2020.199COV1.25103 Appr. Yr.: 2020 CAN: 199COV1 Object Class: 25103
Funded: $0.00

Accounting Info:
2020.199C014.25103 Appr. Yr.: 2020 CAN: 199C014 Object Class: 25103
Funded: $0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION PAGE
1)    The table below identifies the batches/lots and doses transferred under this contract from Moderna [***] to CDC or designee [***].
    [***]

2)    Identification of when PPQ activities become outside of the scope of this contract
[***]